Filed pursuant to Rule 497

File No. 333-200595

Maximum Offering of 69,000,000 Shares of Common Stock
Sierra Income Corporation
Common Stock

Supplement No. 6 dated December 12, 2017
to
Prospectus dated April 27, 2017

This Prospectus Supplement No. 6 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 27, 2017 (the “Prospectus”), Supplement No. 1 to the Prospectus dated May 26, 2017, Supplement No. 2 to the Prospectus dated June 15, 2017, Supplement No. 3 to the Prospectus dated July 13, 2017, Supplement No. 4 to the Prospectus dated September 8, 2017 and Supplement No. 5 to the Prospectus dated November 22, 2017.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On December 7, 2017, in accordance with the pricing policy set forth in the Prospectus, a committee of our board of directors determined that a reduction in the public offering price from $8.55 per share to $8.35 per share was warranted following a decline in our net asset value per share. This decrease will become effective with the weekly closing scheduled to occur on or about December 8, 2017, and will be first applied to subscriptions received from December 1, 2017 through December 7, 2017.

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